ISI NORTH AMERICAN GOVERNMENT BOND FUND CLASS A SHARES AND CLASS C SHARES

40 West 57th Street, 18th Floor
New York, New York 10019

For information call (800) 955-7175

   This mutual fund (the "Fund") is designed to provide a high level of current income, consistent with prudent investment risk. Under normal circumstances, the Fund will invest at least 80% of its net assets in a portfolio of fixed-income securities issued or guaranteed by the governments of the United States, Canada and Mexico.


   This prospectus contains important information about ISI North American Government Bond Fund Class A Shares ("Class A Shares") and ISI North American Government Bond Fund Class C Shares ("Class C Shares") (collectively, "Shares") of the Fund. The Fund offers Class A Shares and Class C Shares through any securities dealer authorized to sell Fund shares ("Securities Dealer") and any financial institution that acts as a shareholder servicing agent on behalf of the Fund ("Fund Servicing Agent"). You may also buy Class A Shares and Class C Shares through the Fund's transfer agent ("Transfer Agent"). (See the section entitled "How to Buy Shares.")


                               TABLE OF CONTENTS


                                                          PAGE
                                                          ----

                  Investment Summary.....................   1

                  Fees and Expenses of the Fund..........   3

                  Investment Program.....................   4

                  Portfolio Holdings.....................   5

                  The Fund's Net Asset Value.............   5

                  How to Buy Shares......................   5

                  How to Redeem Shares...................   6

                  Telephone Transactions.................   7

                  Transactions Through Third Parties.....   7

                  Sales Charges..........................   8

                  Dividends and Taxes....................  10

                  Investment Advisor.....................  10

                  Other Service Providers................  11

                  Financial Highlights for Class A Shares  12

                  Financial Highlights for Class C Shares  13

                  Application............................ A-1


  THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER APPROVED NOR DISAPPROVED
   THESE SECURITIES NOR HAS IT PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                 The date of this Prospectus is March 1, 2006.

INVESTMENT SUMMARY

OBJECTIVE AND STRATEGIES

   The Fund is designed to provide a high level of current income, consistent with prudent investment risk. Under normal circumstances, the Fund will invest at least 80% of its net assets in a portfolio of bonds issued or guaranteed by the governments of the U.S., Canada and Mexico. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowing for investment purposes.

   The Fund's investment advisor (the "Advisor") actively allocates investments among the U.S., Canada and Mexico. The Advisor will base this allocation on its analyses of market conditions, relative yields, and changes in economic and political conditions in the respective countries. In addition, the Advisor will consider its own expectations regarding interest rate changes and changes in exchange rates among U.S., Canadian and Mexican currencies.

   The Advisor will select bonds of varying maturities depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. It is expected that the Fund will have an average maturity of approximately ten years during periods of stable interest rates, but the Advisor may shorten or lengthen the Fund's average maturity based on its forecasts for interest rates.

   The Fund will invest primarily in investment grade bonds. The Fund also may invest some of its assets in high quality bonds issued by U.S. corporations or international organizations such as the World Bank and the Asian Development Bank and in obligations of agencies or instrumentalities of the U.S. Government ("Agency securities").

RISK PROFILE

   The Fund may be suited for you if you are willing to accept the increased risks of investing in Mexican and Canadian government securities, in addition to the risks of investing in U.S. government securities, in the hope of achieving a high level of current income and diversifying your investment portfolio.

   The value of an investment in the Fund will vary from day-to-day based on changes in the prices of the securities in the Fund's portfolio. These prices will respond to economic and market factors, especially interest rates.

   INTEREST RATE RISK. The value of the Shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates.

   MATURITY AND CREDIT RISK. The magnitude of increases and decreases in the value of the Shares in response to changes in interest rates will generally be larger if the Fund holds securities with longer maturities or if the Fund holds lower quality securities.

   POLITICAL RISK. Investing in foreign countries may entail different risks than investing in the United States. The prices of foreign securities may be affected by news or events unique to a country or region.

   FOREIGN CURRENCY RISK. Since some of the Fund's investments are denominated in foreign currencies, any change in the value of those currencies in relation to the U.S. dollar will result in a corresponding increase or decrease in the value of the Fund's investments.

   STYLE AND NON-DIVERSIFICATION RISK. There can be no assurances that the Advisor's economic analyses will accurately predict interest rate or currency changes or that portfolio strategies based on such analyses will be effective. In addition, the Fund is non-diversified and may invest in securities of a relatively limited number of issuers. As a result, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund were diversified.

   AGENCY RISK. The Fund will invest in Agency securities. Agency securities include obligations of the Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and similar entities. Unlike U.S. government securities, Agency securities may or may not be backed by the full faith and credit of the U.S. government. Agency securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. government, which means that the U.S. government guarantees that the interest and principal will be paid when due. Agency securities issued by Fannie Mae and Freddie Mac, however, are not backed by the full faith and credit of the U.S. government, and are supported only by the credit of the agency or instrumentality itself.


   FREQUENT TRADING RISK. The Fund may engage in frequent trading of securities. High portfolio turnover rates may increase the Fund's transaction costs and may result in the distribution to shareholders of additional gains for tax purposes.


   If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

   The bar chart and table show the performance of the Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. The bar chart and table provide an historical record and do not necessarily indicate how the Fund will perform in the future.

   The following bar chart shows changes in performance of the Class A Shares. The returns of Class C Shares are expected to be lower than those of Class A Shares because Class C Shares have higher expenses.



                Class A Shares - For years ended December 31,*

                                  [Chart]


 1996    1997    1998    1999    2000   2001    2002    2003    2004     2005
 ----    ----    ----    ----    ----   ----    ----    ----    ----     ----
 6.18%   11.99%  8.44%  -1.62%  14.08%  6.86%  8.87%    3.41%   4.11%    6.23%


-------------------
* The bar chart does not reflect sales charges or the effect of taxes on distributions. If it did, returns would be less than those shown.


   During the period shown in the bar chart, the highest return for a quarter was 6.39% (quarter ended 9/30/02) and the lowest return for a quarter was -4.30% (quarter ended 6/30/04).

   The following table compares the Class A Shares' and Class C Shares' average annual total return before taxes for the periods ended December 31, 2005 to the Lehman Brothers Intermediate Treasury Index. The table also compares the
Class A Shares' average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Fund Shares for the periods ended December 31, 2005 to the index. After-tax returns for C Shares will vary. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.



AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005)


                                                               SINCE
                                   1 YEAR 5 YEARS 10 YEARS INCEPTION/(1)/
                                   ------ ------- -------- -------------
       CLASS A SHARES RETURN
        BEFORE TAXES/(2)/           3.03%  5.24%   6.45%         N/A
       CLASS A SHARES RETURN
        AFTER TAXES ON
        DISTRIBUTIONS/(2),(3)/      1.26%  2.99%   3.98%         N/A
       CLASS A SHARES RETURN
        AFTER TAXES ON
        DISTRIBUTIONS/(2),(4)/ AND
        SALE OF FUND SHARES         1.94%  3.11%   4.12%         N/A
       CLASS C SHARES RETURN
        BEFORE TAXES/(2)/           4.56%    N/A     N/A       2.49%
       ------------------------------------------------------------------
       LEHMAN BROTHERS
        INTERMEDIATE
        TREASURY INDEX/(5)/         1.56%  4.57%   5.35%         N/A

-------------------
/(1)/Class C Shares' inception date is 5/16/03.
/(2)/These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges. /(3)/The Return After Taxes on Distributions assumes that the investor held
     Shares throughout the period and was taxed on distributions during the period.

/(4)/The Return After Taxes on Distributions and Sale of Fund Shares assumes that the investor sold the Shares at the end of the period and was taxed on both the distributions paid during the period and the capital gains realized from the sale of the Fund Shares.
/(5)/The Lehman Brothers Intermediate Treasury Index is an unmanaged index reflecting the performance of U.S. Treasury securities in the intermediate-term Treasury sector. The index does not factor in the costs of buying, selling and holding securities - costs that are reflected in the Fund's results. The average annual total returns for this index do not reflect deductions for fees, expenses or taxes.

   After-tax returns are calculated using the highest historic individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Shares.


                                                                                             CLASS A  CLASS C
                                                                                             SHARES   SHARES
                                                                                             ------- -------
SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)........  3.00%    None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the net asset value at
  purchase or sale).........................................................................   None   1.00%/(1)/
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.................................   None    None
Redemption Fee..............................................................................   None    None
Exchange Fee................................................................................   None    None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees.............................................................................  0.40%   0.40%
Distribution and/or Service (12b-1) Fees....................................................  0.40%   1.00%
 Asset Based Sales Charge...................................................................  0.15%   0.75%
 Service Fee................................................................................  0.25%   0.25%
Other Expenses..............................................................................  0.24%   0.29%
                                                                                              -----   -----
Total Annual Fund Operating Expenses........................................................  1.04%   1.69%/(2)/
                                                                                              =====   =====

-------------------
/(1)/A sales charge is imposed if you sell Class C Shares within the first year of your purchase. (See the section entitled "Sales Charges.")

/(2)/The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Class C Shares Total Annual Operating Expenses do not exceed 1.85% of the Fund's average daily net assets. This agreement will continue until at least February 28, 2007 and may be extended.


EXAMPLE:

   This Example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in one of the Fund's share classes (paying the maximum sales charge with respect to Class A Shares) and then redeem all of your shares at the end of the period (paying the relevant contingent deferred sales charge for Class C Shares). The Example also assumes that your investment has a 5% return each year and that the Fund's Total Annual Operating Expenses remain as stated in the table above and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                ------ ------- ------- --------
                 CLASS A SHARES  $403   $621    $857    $1,533
                 CLASS C SHARES  $272   $533    $918    $1,998


You would pay the following expenses if you did NOT redeem your shares at the end of the periods shown:


                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                ------ ------- ------- --------
                 CLASS A SHARES  $403   $621    $857    $1,533
                 CLASS C SHARES  $172   $533    $918    $1,998


   Federal regulations require that the Example reflect the maximum applicable sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled "Sales Charges.") If you hold the Fund's Shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM

INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

   The Fund is designed to provide a high level of current income, consistent with prudent investment risk. Under normal circumstances, the Fund seeks to achieve this goal by investing at least 80% of its net assets, at the time a security is purchased, in a portfolio of bonds issued or guaranteed by the governments of the U.S., Canada and Mexico. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowing for investment purposes. The Fund also may invest some of its assets in high quality bonds issued by U.S. corporations or international organizations such as the World Bank and the Asian Development Bank.

   The Advisor is responsible for managing the Fund's investments. (See the section entitled "Investment Advisor.") The Fund's Advisor actively allocates investments among the U.S., Canada and Mexico. The Advisor's allocation is based on its analyses of market conditions, relative yields, and changes in economic and political conditions in the respective countries. In addition, the Advisor considers its own forecasts regarding interest rate changes and changes in the exchange rates among U.S., Canadian and Mexican currencies.

   The Fund may invest up to 33% of its total assets in Canadian securities and up to 33% of its total assets in Mexican securities. Of these amounts, the Fund may invest up to 25% of its total assets in government securities of each country. It is possible that from time to time, none of the Fund's assets will be invested in either Canada or Mexico.

   The Fund may invest up to 10% of its total assets in high quality bonds issued by U.S. corporations. The Fund may also invest up to 10% of its total assets in a combination of high quality bonds issued by international organizations such as the World Bank and Asian Development Bank or Agency securities.

   Under normal circumstances, the Fund will invest primarily in investment grade bonds.

   The Advisor will select bonds of varying maturities depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. It is expected that during periods of stable interest rates, the Fund's portfolio will have an average maturity of ten years. The Advisor may shorten the Fund's average maturity to less than ten years when it believes that interest rates are increasing. During periods of declining interest rates, it is expected that the Fund's portfolio will have an average maturity of over ten years.

   AN INVESTMENT IN THE FUND INVOLVES RISK. The primary risk is interest rate risk. The value of the Fund's Shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of these fluctuations will generally be larger if the Fund holds securities with longer maturities or if the Fund holds lower quality securities.

   Investing in Canadian and Mexican government securities may have different risks than investing in U.S. government securities. An investment in Canada or Mexico may be affected by developments unique to those countries. These developments may not affect the U.S. economy or the prices of U.S. government securities in the same manner. Investments in bonds issued by international organizations and in Agency securities also pose additional, different risks than investing in U.S. government securities. The value of bonds issued by international organizations may be affected by adverse international political and economic developments that may not impact the value of U.S. government securities. Unlike U.S. government securities, Agency securities are not backed by the full faith and credit of the U.S. Government and are subject to greater credit risk.

   Some of the Fund's investments may be denominated in Canadian dollars, Mexican pesos or other currencies. As a result, since the Fund values its securities in U.S. dollars, the Fund may be affected by changes in the value of these currencies relative to the U.S. dollar.

   There can be no assurances that the Advisor's economic analyses will accurately predict interest rate or currency changes or that portfolio strategies based on such analyses will be effective. In addition, the Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund was diversified. The Fund may engage in frequent trading of securities to achieve its investment objectives. Higher portfolio turnover may cause the Fund to incur additional transaction costs and may result in the distribution to shareholders of additional gains for tax purposes. There can be no guarantee that the Fund will achieve its goals.

   To reduce the Fund's risk under adverse market conditions, the Advisor may, for temporary defensive purposes, invest up to 100% of the Fund's assets in repurchase agreements with respect to U.S., Canadian and Mexican government securities and high quality commercial paper. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisor would follow such a strategy only if it believed that the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

PORTFOLIO HOLDINGS


   A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information ("SAI").


THE FUND'S NET ASSET VALUE

   The price you pay when you buy shares or receive when you redeem shares of each Fund class is based on the individual Fund class' net asset value per share. When you buy shares, the price you pay may be increased by a sales charge. See the section entitled "Sales Charges" for details on how and when this charge may or may not be imposed.

   The net asset value per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern Time), it could be earlier, particularly on the day before a holiday. Contact the Fund's Transfer Agent to determine whether the Fund will close early before a particular holiday. The net asset value per share of each Fund class is calculated by subtracting the class' liabilities from its assets and dividing the result by the number of the outstanding Shares of the class. Since the Fund invests in securities that may trade in foreign markets on days other than a Fund business day, the value of the Fund's portfolio may change on days that shareholders will not be able to purchase or redeem Fund Shares.

   In valuing its assets, the Fund prices its investments at their market value. The Fund values securities at fair value pursuant to procedures adopted by the Fund's Board of Directors if market quotations are not readily available or are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund's securities primarily trade but before the time the Fund calculates its net asset value per share. The Fund may invest in foreign securities and foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time as of which the Fund values its portfolio securities, which may affect the value of such securities.

   You may buy or redeem Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is received by the Fund or its agents in proper form before the close of the Business Day, the price you pay or receive will be based on that day's net asset value per share. If your order is received after the close of the Business Day, the price you pay or receive will be based on the next Business Day's net asset value per share. The proceeds of a redemption would be subject to any applicable contingent deferred sales charges. See the section entitled "Sales Charges" for details on how and when this charge may or may not be imposed.

   The following sections describe how to buy and redeem Shares.

HOW TO BUY SHARES


   You may buy Shares through your Securities Dealer or through any financial institution that is authorized to act as a Fund Servicing Agent. You may also buy Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.


   The Fund reserves the right to refuse any purchase (including exchange) request, particularly those requests that could adversely affect the Fund or its operations. This includes, but is not limited to, requests from any individual or group who the Fund, in its sole discretion, believes to be involved in excessive trading.

CUSTOMER IDENTIFICATION AND VERIFICATION

   To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

   When you open an account with the Fund, you will be asked to provide your name, address, date of birth, and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a time frame established in its sole discretion, your application will be rejected.

   Once it is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next calculated. The Fund will then attempt to verify your identity using the information you supply and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies. In certain instances, the Fund is required to collect documents to fulfill its legal obligations. Such documents will be used solely to verify your identity and the Fund has no obligation to observe, monitor or enforce the terms of any such document.


   The Fund will try to verify your identity within a time frame established in its sole discretion. If the Fund cannot do so, it reserves the right to close your account, redeem your Shares at the net asset value next calculated after the Fund decides to close your account, and send you a check for the proceeds. If you paid for your purchase with a check, the Fund will not send you a check for the proceeds of the redemption until it has verified that your check has cleared. You may experience either a gain or loss on such redemption of your Shares and will be subject to any related taxes.


   The Fund may reject your application under its Anti-Money Laundering
Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES

   The Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund Shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund may interfere with management of the Fund's portfolio and result in increased costs. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.


   Specifically, focus is placed on reviewing substantial redemptions, which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchase activity occurring within a certain period. If short-term trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

   Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, a Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.


INVESTMENT MINIMUMS

   Your initial investment must be at least $5,000 unless you are investing in an individual retirement account (IRA) or a qualified retirement plan. Your initial investment may be as low as $1,000 if you are investing in an individual retirement account (IRA) or a qualified retirement plan. Subsequent investments must be at least $250 unless you are a current participant in the Automatic Investing Plan.

AUTOMATIC INVESTING PLAN

   The Automatic Investing Plan is closed to new participants. If you are a current participant in the Automatic Investing Plan, your subsequent investments may be as low as $100.

DIVIDEND REINVESTMENT PLAN


   Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other funds managed by the Advisor (each an "ISI Fund"). To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your Securities Dealer or your Fund Servicing Agent at least five days before the date on which the next dividend or distribution will be paid.


HOW TO REDEEM SHARES


   You may redeem all or part of your investment through your Securities Dealer or Fund Servicing Agent.

Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem Shares by contacting the Transfer Agent by mail or, if you are redeeming less than $50,000, by telephone. See the section entitled "Telephone Transactions" for more information on this method of redemption. Under normal circumstances, the Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. If the Fund has not yet collected payment for Shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

   Your Securities Dealer, your Fund Servicing Agent or the Transfer Agent may require specific documents, such as those listed below, before they redeem your Shares.

1)A letter of instruction specifying your account number and the number of Shares or dollar amount you wish to redeem. The letter must be signed by all owners of the Shares exactly as their names appear on the account.

2)In certain circumstances a guarantee of your signature is required. You can obtain one from most banks or Securities Dealers, but not from a notary.

3)Any stock certificates representing the Shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4)Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

OTHER REDEMPTION INFORMATION

   Any dividends payable on Shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your Shares by that time, the dividend will be paid to you in cash, whether or not that is the payment option you have selected. Redemption proceeds may not be available until your check has cleared or up to ten days, whichever is earlier.

   SMALL ACCOUNTS If you redeem sufficient Shares to reduce your investment to $1,000 or less, the Fund has the power to redeem the remaining Shares after giving you 60 days' notice.

   REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur when the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).


   SYSTEMATIC WITHDRAWAL PLAN If you own Shares having a value of at least $10,000, you may arrange to have some of your Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your Securities Dealer, your Fund Servicing Agent or the Transfer Agent for information on this plan.


TELEPHONE TRANSACTIONS


   If your Shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another ISI Fund by calling the Transfer Agent on any Business Day between the hours of 8:00 a.m. and 6:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.


   The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

   During periods of extreme economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your Shares in certificate form, you may not exchange or redeem them by telephone.


TRANSACTIONS THROUGH THIRD PARTIES

   If you invest through your Securities Dealer or Fund Servicing Agent, the policies and fees (other than sales charges) charged by that institution may be different than those of the Fund. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling Shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

   The Advisor may enter into arrangements with a Security Dealer or Shareholder Servicing Agent under which the Advisor, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. The Fund may also directly compensate a Securities Dealer or Shareholder Servicing Agent (if approved by the Board) for providing administrative servicing functions for the benefit of Fund shareholders. Such payments by the Advisor and Fund will create an incentive for these financial institutions to recommend that you purchase Shares.


SALES CHARGES

CLASS A SHARES


   The price you pay to buy Class A Shares is the offering price, which is calculated by adding any applicable sales charges to the net asset value per share. The commission paid to the Distributor is the sales charge less any amounts that the Distributor pays out to Securities Dealers. The amount of any sales charge included in your purchase price is based on the following schedule:


                                              SALES CHARGE AS % OF
                                              --------------------
                                                           NET
                                              OFFERING    AMOUNT
                 AMOUNT OF PURCHASE            PRICE     INVESTED
                 ------------------           --------   --------
                 Less than      $     100,000  3.00%      3.09%
                 $    100,000 - $     249,999  2.50%      2.56%
                 $    250,000 - $     499,999  2.00%      2.04%
                 $    500,000 - $     999,999  1.50%      1.52%
                 $  1,000,000 - $  1,999,999.  0.75%      0.76%
                 $  2,000,000 - $  2,999,999.  0.50%      0.50%
                 $  3,000,000 - and over.....   None       None

   The sales charge you pay on a purchase of Class A Shares may be reduced under the circumstances listed below. Certain restrictions may apply for Class A Shares purchased through a special offer.


     You may qualify for a reduced initial sales charge on purchases of Class AShares under rights of accumulation or letters of intent. The transaction processing procedures maintained by certain financial institutions through which you can purchase Shares may restrict the universe of Accounts (defined below) considered for purposes of calculating a reduced sales charge under rights of accumulation or letters of intent. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to identify account assets that qualify for a reduced sales charge under rights of accumulation or letters of intent.


   RIGHTS OF ACCUMULATION. If you are purchasing additional Class A Shares of this Fund or ISI Shares of Total Return U.S. Treasury Fund, Inc, ISI Shares of Managed Municipal Fund, Inc., or ISI Shares of ISI Strategy Fund, Inc., you may combine the value of your purchases with the value of your existing investments and those of your spouse and your children under the age of 21 to determine whether you qualify for a reduced sales charge (collectively, "Accounts"). You must be able to provide sufficient information to verify that you qualify for this right of accumulation. For instance, you must be able to provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages) and the following additional information, as applicable, regarding these accounts:

1)Information or records regarding Fund and other ISI Fund shares held in all accounts in your name at the Transfer Agent.
2)Information or records regarding Fund and other ISI Fund shares held in all accounts in your name at another financial intermediary.
3)Information or records regarding Fund and other ISI Fund shares held in all accounts in the name of your spouse or children at the Transfer Agent or another financial intermediary.


   TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK FOR THE REDUCTION AT THE TIME OF PURCHASE. Since existing investments will be valued at the higher of cost or current value, you should retain records that would substantiate the historical costs of your investments in the Fund and in the other ISI Funds. The Fund may amend or terminate this right of accumulation at any time.


   LETTER OF INTENT. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the

13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the Shares you own will be redeemed to pay this difference.

   PURCHASES AT NET ASSET VALUE. You may buy Class A Shares without paying a sales charge under the following circumstances:
1)If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last six months, provided that the amount you are reinvesting is at least $5,000.

2)If you are exchanging an investment in another ISI Fund for an investment in this Fund (see the section entitled "Purchases by Exchange" for a description of the conditions).
3)If you are a current or retired Director of this or any other ISI Fund, or an employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Advisor, the Fund's administrator, or a broker-dealer authorized to sell Class A Shares.
4)If you purchase Class A Shares in a fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or Securities Dealer purchasing Class A Shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your Securities Dealer or Fund Servicing Agent if you buy Class A Shares in this manner.


   Sales charge information regarding the Fund is not available on the Fund's website as the Fund does not have a website.


   PURCHASES BY EXCHANGE. You may exchange ISI shares of Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. or ISI Strategy Fund, Inc. for an equal dollar amount of Class A Shares without payment of the sales charges described above or any other charge up to four times per calendar year. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption, provided the amount of the purchase order is at least $5,000. The Fund may modify or terminate these offers of exchange upon 60 days' notice.



   You may request an exchange through your Securities Dealer or Fund Servicing Agent. Contact them for details on how to enter your order. If your Shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.


CLASS C SHARES


   OFFERING PRICE. The price you pay to buy Class C Shares is the Class C Shares Net Asset Value per share.

   REDEMPTION PRICE. The price you receive when you redeem Class A Shares will be the net asset value per share.

   CONTINGENT DEFERRED SALES CHARGES ("CDSC"). If you redeem your Class C Shares within the first year after your purchase, you will pay a CDSC equal to 1.00% of the lower of : (1) the net asset value of the shares at the time of purchase, or (2) the net asset value of the shares next calculated after the Fund receives your redemption request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. Accordingly, you never pay a deferred sales charge on any increase in your reinvestment above the initial offering price.


   The sales charge generally will be waived under the following circumstances:

..  If the Fund redeems your shares because your account balance is too low;
..  If your shares are redeemed following your death or disability;
.. If you are redeeming shares to effect a distribution (other than a lump sum distribution) from a qualified retirement plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") or a plan operating consistent with Section 403(b) of the Code in connection with a loan, hardship withdrawal, or excess contribution or because of your death, disability, retirement, or change of employment; and
.. If you are redeeming shares to effect a required distribution from an IRA or other retirement account upon your reaching the age of 70 1/2.

   Class C Shares not subject to a sales charge will always be redeemed first. In computing the sales charge, the length of time you owned the shares will be measured from the date of the original purchase.


DISTRIBUTION AND SHAREHOLDER SERVICE PLAN


   The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows the Fund to pay your Securities Dealer or Fund Servicing Agent distribution and other fees for the sale of Fund Shares and for shareholder service. Class A Shares pay an annual distribution/shareholder service fee equal to 0.40% of the class' average daily net assets and Class C Shares pay an annual distribution/shareholder service fee equal to 1.00% of the class' average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


DIVIDENDS AND TAXES

DIVIDENDS AND DISTRIBUTIONS


   The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of dividends that are declared daily and paid monthly at a rate approved by the Fund's Board of Directors and to distribute taxable net capital gains at least annually. To the extent that the Fund's net investment income and short-term capital gains are less than the approved fixed dividend rate, some of the dividends may be paid from long-term capital gains or as a return of shareholder capital.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

   The following summary is based on current tax laws, which may change.


   The Fund expects that its distributions will primarily consist of ordinary income and capital gains. The Fund will distribute substantially all of its investment income and net realized capital gains at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation, whether or not you reinvest them. Income and short-term capital gain distributions are generally taxable at ordinary income tax rates. Long-term capital gain distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have owned your Shares. Each sale, exchange or redemption of the Fund's shares is generally a taxable event. For tax purposes, an exchange of Shares for shares of a different ISI Fund is the same as a sale.


   More information about taxes is in the SAI. Please contact your tax advisor regarding your specific questions about federal, state and local income taxes.

INVESTMENT ADVISOR


   International Strategy & Investment Inc. is the Fund's Advisor. The Advisor is also the investment advisor to ISI Strategy Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc. These funds, together with the Fund, had approximately $513 million in net assets as of October 31, 2005.

   The Advisor has contractually agreed to waive or reduce its annual fee and reimburse expenses if necessary, so that the Class C Shares Total Annual Operating Expenses do not exceed 1.85% of average daily net assets. This agreement will continue until at least February 28, 2007 and may be extended. As compensation for its services for the fiscal period ended October 31, 2005, the Advisor received from the Fund a fee equal to 0.40% of the Fund's average daily net assets.

   The continuation of the Investment Advisory Agreement with ISI was most recently approved by the Fund's Board of Directors on September 22, 2005. A discussion summarizing the basis on which the Board of Directors approved the continuation of the agreement is included in the Fund's annual report for the twelve month period ended October 31, 2005.


PORTFOLIO MANAGERS

   The Fund's portfolio managers are Edward S. Hyman and R. Alan Medaugh of ISI.


   Mr. Hyman, Chairman of the Fund and the Advisor, is responsible for developing the forecasts and economic analyses upon which the Fund's selection of investments is based (see the section entitled "Investment Program"). Before joining the Advisor in 1991, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior to that, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. These international and domestic reports are sent to the Advisor's private institutional clients in the United States and overseas. The periodical INSTITUTIONAL INVESTOR, which rates analysts and economists on an annual basis, has rated Mr. Hyman as its "first team" economist, which is its highest rating, in each of the last 26 years.


   Mr. Medaugh, President of the Fund and the Advisor since 1991, is responsible for day-to-day management of the Fund's portfolio. Prior to joining the Advisor in 1991, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and, prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at

Fiduciary Trust International, Mr. Medaugh led its Fixed-Income Department, which managed $5 billion of international fixed-income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

   The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund.

OTHER SERVICE PROVIDERS


   Citigroup Fund Services, LLC is the Fund's administrator, transfer and dividend disbursing agent, and fund accountant.

FINANCIAL HIGHLIGHTS - CLASS A SHARES


   The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Class A Share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended March 31, 2002, the period ended October 31, 2002, and the fiscal years ended October 31, 2003, 2004 and 2005 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the October 31, 2005 Annual Report, which is available upon request. For the fiscal year ended March 31, 2001, the Fund's financial highlights were audited by other auditors.



                                                                                  APRIL 1,         FOR THE
                                                    FOR THE YEARS ENDED             2002         YEARS ENDED
                                                        OCTOBER 31,                THROUGH        MARCH 31,
                                           ------------------------------------  OCTOBER 31, ------------------
                                               2005          2004        2003     2002/(1)/    2002      2001
                                           --------      --------      --------  ----------- --------  --------
PER SHARE OPERATING
  PERFORMANCE
Net asset value, beginning of period...... $   7.41      $   7.73      $   8.03   $   7.80   $   8.17  $   8.07
                                           --------      --------      --------   --------   --------  --------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income.....................     0.26/(2)/     0.24/(2)/     0.25       0.18       0.38      0.44
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions............................     0.06          0.03          0.07       0.41      (0.03)     0.38
                                           --------      --------      --------   --------   --------  --------
Total from investment operations..........     0.32          0.27          0.32       0.59       0.35      0.82
                                           --------      --------      --------   --------   --------  --------
LESS DISTRIBUTIONS:
Net investment income.....................    (0.31)        (0.16)        (0.29)     (0.17)     (0.41)    (0.47)
Net realized gain on investments..........    (0.03)        (0.08)        (0.33)     (0.07)     (0.23)    (0.13)
Return of capital.........................    (0.05)        (0.35)            -      (0.12)     (0.08)    (0.12)
                                           --------      --------      --------   --------   --------  --------
Total distributions.......................    (0.39)        (0.59)        (0.62)     (0.36)     (0.72)    (0.72)
                                           --------      --------      --------   --------   --------  --------
Net asset value, end of period............ $   7.34      $   7.41      $   7.73   $   8.03   $   7.80  $   8.17
                                           ========      ========      ========   ========   ========  ========
TOTAL RETURN/(3),(4)/.....................     4.39%         3.62%         4.14%      7.75%      4.38%    10.74%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s).......... $177,101      $204,266      $267,756   $257,495   $220,629  $117,445
Ratios to average daily net assets:/(5)/
 Net investment income....................     3.55%         3.22%         3.03%      3.84%      4.60%     5.62%
 Expenses.................................     1.04%         1.05%         1.09%      1.01%      1.13%     1.24%
Portfolio turnover rate/(4)/..............       66%           47%          152%        95%       136%       89%

-------------------
/(1)/The Fund changed its fiscal year end from March 31 to October 31.

/(2)/Calculated using the average Shares outstanding for the period.

/(3)/Total return excludes the effect of sales charges.

/(4)/Not annualized for periods less than one year.

/(5)/Annualized for periods less than one year.

FINANCIAL HIGHLIGHTS - CLASS C SHARES


   The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Class C Share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the October 31, 2005 Annual Report, which is available upon request.



                                                                                     FOR THE            MAY 16,
                                                                                   YEARS ENDED         2003/(1)/
                                                                                   OCTOBER 31,          THROUGH
                                                                            --------------------      OCTOBER 31,
                                                                                2005         2004        2003
                                                                            -------      -------      -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....................................... $  7.40      $  7.72        $  8.20
                                                                            -------      -------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income......................................................    0.21/(2)/    0.19/(2)/      0.17
Net realized and unrealized gain (loss) on investments and foreign currency
  transactions.............................................................    0.06         0.02          (0.38)
                                                                            -------      -------        -------
Total from investment operations...........................................    0.27         0.21          (0.21)
                                                                            -------      -------        -------
LESS DISTRIBUTIONS:
Net investment income......................................................   (0.26)       (0.14)         (0.21)
Net realized gain on investments...........................................   (0.03)       (0.08)         (0.06)
Return of capital..........................................................   (0.05)       (0.31)             -
                                                                            -------      -------        -------
Total distributions........................................................   (0.34)       (0.53)         (0.27)
                                                                            -------      -------        -------
Net asset value, end of period............................................. $  7.33      $  7.40        $  7.72
                                                                            =======      =======        =======
TOTAL RETURN/(3),(4)/......................................................    3.73%        2.91%         (2.62)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)........................................... $15,944      $18,616        $13,565
Ratios to average daily net assets:/(5)/
 Net investment income.....................................................    2.89%        2.50%          3.32%
 Expenses after waivers and/or reimbursements..............................    1.69%        1.77%          1.85%
 Expenses before waivers and/or reimbursements.............................    1.69%        1.77%          2.12%
Portfolio turnover rate/(4)/...............................................      66%          47%           152%

-------------------
/(1)/Commencement of operations.

/(2)/Calculated using the average Shares outstanding for the period.

/(3)/Total return excludes the effect of sales charges.

/(4)/Not annualized for periods less than one year.

/(5)/Annualized for periods less than one year.

                ISI NORTH AMERICAN GOVERNMENT BOND FUND SHARES
                            NEW ACCOUNT APPLICATION

 IMPORTANT INFORMATION FOR OPENING YOUR ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, social security number and other information or documents that will allow us to identify you. This information is subject to verification.

By signing and submitting this application, you give the ISI North American Government Bond Fund (the "Fund") and its agents permission to collect information about you from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies, which will be used to help verify your identity.

If you do not provide the information, we may not be able to open your account. If we open your account but are unable to verify your identity, we reserve the right to take such other steps as we deem reasonable, including closing your account and redeeming your investment at the net asset value next calculated after the Fund decides to close your account. Please see the Fund's Statement of Additional Information for further information.

--------------------------------------------------------------------------------
Make check payable to "ISI North American Government Bond Fund Class A Shares" or "ISI North American Government Bond Fund Class C Shares" and mail with this Application to:

ISI MUTUAL FUNDS      OR FOR OVERNIGHT DELIVERY TO: ISI MUTUAL FUNDS      FOR ASSISTANCE IN COMPLETING THIS FORM, PLEASE
P.O. BOX 446                                        2 PORTLAND SQUARE       CALL THE TRANSFER AGENT AT (800) 882-8585.
ATTN: TRANSFER AGENT                                ATTN: TRANSFER AGENT       TO OPEN AN IRA ACCOUNT, CALL ISI AT
PORTLAND, MAINE 04112                               PORTLAND, MAINE 04101   (800) 955-7175 TO REQUEST AN APPLICATION.

YOUR ACCOUNT REGISTRATION (PLEASE PRINT)

 INDIVIDUAL OR JOINT TENANT
--------------------------------------------------------------------------------
First Name      Initial    Last Name
--------------------------------------------------------------------------------
Social Security Number     Birth Date
--------------------------------------------------------------------------------
* Joint Tenant  Initial    Last Name
--------------------------------------------------------------------------------
Social Security Number     Birth Date

 CORPORATIONS, TRUSTS, PARTNERSHIPS, ETC.
--------------------------------------------------------------------------------
* Name of Corporation - if a publicly-traded corporation, also provide symbol. (Certified articles of incorporation, a government-issued business license or other document that reflects the existence of the entity must be attached. Enclose a corporate resolution which identifies individuals authorized to conduct transactions on this account.)
--------------------------------------------------------------------------------
* Name of Partnership
(a copy of the Partnership Agreement must be attached or a certificate from a government authority stating the identity and existence of the partnership.)
--------------------------------------------------------------------------------
* Name of Trust - Including corporate pension plans
(Please include first and signature pages of the Trust Agreement.)
--------------------------------------------------------------------------------
Tax ID Number          Date of Trust Instrument
--------------------------------------------------------------------------------
Name of Trustees, Partner, or Authorized Trader
--------------------------------------------------------------------------------
Social Security Number     Birth Date

*Attach a separate list for additional investors, trustees, authorized traders, and general partners of a partnership, including full name, social security number, home street address, and date of birth.

--------------------------------------------------------------------------------
Existing Account No., if any

 GIFTS TO MINORS
--------------------------------------------------------------------------------
Custodian's Name (only one allowed by law)
--------------------------------------------------------------------------------
Custodian's Date of Birth
--------------------------------------------------------------------------------
Social Security Number of Custodian
--------------------------------------------------------------------------------
Minor's Name (only one)
--------------------------------------------------------------------------------
Social Security Number of Minor
--------------------------------------------------------------------------------
Minor's Date of Birth
under the ________________ Uniform Gifts to Minors Act
       State of Residence

 MAILING/RESIDENCY ADDRESS
--------------------------------------------------------------------------------
Number and Street (Required)
--------------------------------------------------------------------------------
Mailing Address, if Different
--------------------------------------------------------------------------------
City              State        Zip
--------------------------------------------------------------------------------
Daytime Phone

Resident Aliens must have a U.S. Tax Identification Number and domestic address. For non-resident aliens, a copy of an un-expired government-issued photo ID must be included with the application.

DOCUMENTS PROVIDED IN CONNECTION WITH YOUR APPLICATION WILL BE USED SOLELY TO VERIFY YOUR IDENTITY. THE FUND WILL HAVE NO OBLIGATION TO ENFORCE OR OBSERVE THE TERMS OF ANY SUCH DOCUMENT.

LETTER OF INTENT (OPTIONAL)
[_] I intend to invest at least the amount indicated below in ISI North
American Government Bond Fund Class A Shares. I understand that if I satisfy the conditions described in the attached prospectus, this Letter of Intent entitles me to the applicable level of reduced sales charges on my purchases.

____$50,000 ____$100,000 ____$250,000 ____$500,000 ____$1,000,000 ____$2,000,000 ____$3,000,000

RIGHT OF ACCUMULATION (OPTIONAL)
List the Account numbers of other ISI Funds that you or your immediate family already own that qualify this purchase for rights of accumulation.


       Fund Name                Account No.               Owner's Name        Relationship
       ---------                -----------               ------------        ------------

================================================================================
Call (800) 882-8585 for information about reinvesting your dividends in other funds in the ISI Family of Funds.

DISTRIBUTION OPTIONS

Please check appropriate boxes to the right. There is no sales charge for reinvested dividends. If none of the options are selected, all distributions will be reinvested.
INCOME DIVIDENDS

[_] Reinvested in additional shares [_] Paid in Cash

CAPITAL GAINS

[_] Reinvested in additional shares [_] Paid in Cash

SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)

[_] Beginning the month of __________________ , 20________ , please send me checks on a monthly or quarterly basis, as indicated below, in the amount of $______________________ , from shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000.)

FREQUENCY (CHECK ONE): [_] Monthly [_] Quarterly (January, April, July and October)

TELEPHONE TRANSACTIONS

I UNDERSTAND THAT I WILL AUTOMATICALLY HAVE TELEPHONE REDEMPTION PRIVILEGES (FOR AMOUNTS UP TO $50,000) AND TELEPHONE EXCHANGE PRIVILEGES (WITH RESPECT TO OTHER ISI FUNDS) UNLESS I MARK ONE OR BOTH OF THE BOXES BELOW.

NO, I/WE DO NOT WANT: [_] Telephone redemption privileges [_] Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:

                           Bank: -  Bank Account No.: -
                        Address: - Bank Account Name: -
                                 -                    -

The Fund does not accept cash, cash equivalents (such as traveler's checks, cashier's checks, money orders, bank drafts), starter checks, credit card convenience checks, or certain third party checks.

SIGNATURE AND TAXPAYER CERTIFICATION

 I am (We are) of legal age in the state of my (our) residence and wish to purchase shares of the ISI North American Government Bond Fund (the "Fund") as described in the current Prospectus (a copy of which I (we) have received). By executing this Account Application, the undersigned represent(s) and warrant(s) that I (we) have full right, power and authority to make this investment and the undersigned is (are) duly authorized to sign this Account Application and to purchase or redeem shares of the Fund on behalf of the Investor.

 Under the penalties of perjury, I certify:

[_]That I am a (we are) U. S. person (s) (including a U. S. resident alien(s)).
    AND
   [_]That the number shown on this form is my correct social security/taxpayer identification number.
    OR
   [_]That I have not provided a social security/taxpayer identification number because I have not been issued a number, but I have applied for one or will do so in the near future. I understand that if I do not provide my number to the Fund within 60 days, the Fund will be required to begin backup withholding.
    AND
   [_]That I have not been notified by the Internal Revenue Service ("IRS")
      that I am subject to backup withholding.
    OR
   [_]That I have been notified by the IRS that I am subject to backup withholding.
[_]Non-U.S. Citizen Taxpayer:

   Indicated country of residence for tax purposes:
   __________________________________________________________________________
   Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the IRS.

 I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.
 The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

 BY MY SIGNATURE BELOW, I CERTIFY, ON MY OWN BEHALF OR ON BEHALF OF THE INVESTOR I AM AUTHORIZED TO REPRESENT, THAT:

   (1)THE INVESTOR IS NOT INVOLVED IN ANY MONEY LAUNDERING SCHEMES AND THE SOURCE OF THIS INVESTMENT IS NOT DERIVED FROM ANY UNLAWFUL ACTIVITY;
    AND

   (2)THE INFORMATION PROVIDED BY THE INVESTOR IN THIS APPLICATION IS TRUE AND CORRECT AND ANY DOCUMENTS PROVIDED HEREWITH ARE GENUINE.

      ----------------   ---------------------------------------
      + Signature Date   Signature (if joint account, both must sign) Date

+ If your legal name has changed in the past 12 months, please provide former name: __

--------------------------------------------------------------------------------

FOR DEALER USE ONLY

                       Dealer's Name:    - Dealer Code: -
                       Dealer's Address: - Branch Code: -
                                         - Rep. No.:    -
                       Representative:   -              -